                                   EXHIBIT 24
                                   ----------

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints D. Lee Tobler, Jon V. Heider and Nicholas J. Calise, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable The B.F.Goodrich Company (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to 800,000 shares of the Company's Common Stock ($5 par value) to be issued to the Master Trust for the Company's salary and wage defined benefit plans and for subsequent resale by the Master Trust, including power and authority to sign his or her name in any and all capacities (including his capacity as a Director and/or Officer of the Company) to a Registration Statement on Form S-3 or other appropriate form, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed this 15th day of April, 1996.

    /s/Jeanette Grasselli Brown                      /s/David L. Burner
- ------------------------------------        ------------------------------------
     (Jeanette Grasselli Brown)                       (David L. Burner)
              Director                              President and Director


     /s/George A. Davidson, Jr.                      /s/James J. Glasser
- ------------------------------------        ------------------------------------
      (George A. Davidson, Jr.)                      (James J. Glasser)
               Director                                   Director


        /s/Thomas H. O'Leary                           /s/John D. Ong
- ------------------------------------        ------------------------------------
         (Thomas H. O'Leary)                            (John D. Ong)
               Director                         Chairman of the Board, Chief
                                               Executive Officer and Director
                                                (Principal Executive Officer)


     /s/Richard de J. Osborne                    /s/Joseph A. Pichler
- ------------------------------------      ------------------------------------
     (Richard de J. Osborne)                      (Joseph A. Pichler)
             Director                                  Director


     /s/Alfred M. Rankin, Jr.                     /s/Steven G. Rolls
- ------------------------------------      ------------------------------------
     (Alfred M. Rankin, Jr.)                       (Steven G. Rolls)
             Director                        Vice President and Controller
                                             (Principal Accounting Officer


          /s/Ian M. Ross                           /s/D. Lee Tobler
- ------------------------------------      ------------------------------------
           (Ian M. Ross)                           (D. Lee Tobler)
             Director                          Executive Vice President
                                                     and Director
                                            (Principal Financial Officer)


      /s/William L. Wallace                       /s/A. Thomas Young
- ------------------------------------      ------------------------------------
      (William L. Wallace)                        (A. Thomas Young)
             Director                                  Director
